UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2020
_________________

WIDEPOINT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33035	52-2040275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. EmployerIdentification No.)
11250 Waples Mill Road, South Tower 210, Fairfax, Virginia (Address of Principal Executive Office)		22030 (Zip Code)
Registrant’s telephone number, including area code: (703) 349-2577
______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.001 par value per share	WYY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07
Submission of Matters to a Vote of Security Holders.

On August 24, 2020, WidePoint Corporation (the “Company”) held a special meeting of its stockholders to vote on the following proposals:

Proposal One: To approve an amendment to the Company’s amended and restated certificate of incorporation, as amended (the “Restated Certificate of Incorporation”), to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, $0.001 par value per share, at a ratio to be determined in the discretion of the Board of Directors within a range of one (1) share of common stock for every five (5) to fifteen (15) shares of common stock (the “Reverse Stock Split”), such amendment to be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker Non-Votes
47,988,172	13,683,888	26,231	-

Proposal Two: To approve an amendment to the Restated Certificate of Incorporation, to decrease the number of authorized shares of common stock to 30,000,000 (the “Authorized Common Stock Decrease”), such amendment contingent upon the Reverse Stock Split being approved and effected. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker Non-Votes
48,140,511	13,292,444	265,336	-

Proposal Three: To approve an adjournment of the special meeting, if the Board of Directors determines it to be necessary or appropriate, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of any of Proposal 1–the Reverse Stock Split, and Proposal 2–the Authorized Common Stock Decrease. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker Non-Votes
49,612,836	11,145,184	940,271	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION

Date: August 24, 2020	By:	/s/ Jin Kang
Jin Kang
Chief Executive Officer